Exhibit 99.2

eBay Inc. Board of Directors Approves Completion of eBay and PayPal Separation

Sets Distribution Ratio and Record and Distribution Dates

Separation on Track to be Completed on July 17, 2015

SAN JOSE, Calif. – eBay Inc. (NASDAQ: EBAY) today announced that its board of directors has approved the completion of the previously announced separation of eBay and PayPal into independent publicly traded companies. The separation will occur through a pro rata distribution of all of the stock of eBay’s subsidiary PayPal Holdings, Inc. to eBay stockholders. The distribution remains subject to satisfaction of the conditions described in the preliminary information statement filed with the Form 10, including, but not limited to, obtaining all necessary regulatory approvals, including that of the European Central Bank.

In the distribution, eBay Inc. stockholders will receive one share of PayPal common stock for each share of eBay Inc. common stock held as of the close of business on July 8, 2015, the record date for the distribution. Subject to the satisfaction of the conditions to the distribution, the distribution of PayPal common stock is expected to occur on July 17, 2015. PayPal will not issue fractional shares of its common stock in the distribution. Immediately following the distribution, PayPal will be an independent, publicly traded company and will be listed on the NASDAQ Stock Market under the ticker “PYPL.” eBay will continue to trade on the NASDAQ Stock Market under the ticker “EBAY.”

“eBay and PayPal are two great, special businesses,” said John Donahoe, President and CEO of eBay Inc. “As separate, independent companies, eBay, led by Devin Wenig, and PayPal, led by Dan Schulman, will each have a sharper focus and greater flexibility to pursue future success in their respective global commerce and payments markets. I am confident that eBay and PayPal each have the right leadership team, strategy, structure and operational discipline to create sustainable, long-term value for stockholders and deliver great opportunities and experiences for customers worldwide.”

eBay is a global commerce leader celebrating its 20th anniversary this September. At any given time, approximately 800 million live listings can be shopped on eBay, which connects 25 million active sellers and 157 million active buyers worldwide. About 3 out of every 4 items sold on eBay are new, and 80 percent of merchandise on eBay is sold at fixed price. eBay’s revenue in 2014 was $8.8 billion.

As a new independent publicly traded company, PayPal is the industry leader in digital payments with its open digital payments platform, and is the most trusted digital wallet brand. In 2014, PayPal processed $235 billion in payment volume across 165 million active customer accounts, and handled one billion mobile transactions. PayPal supports 10 million merchants worldwide. Revenue in 2014 was $8 billion.

Beginning on or about July 6, 2015, and continuing up to and through the distribution date, it is expected that there will be two markets in eBay common stock. Shares that trade in the “regular-way”

market will be entitled to shares of PayPal common stock distributed pursuant to the distribution; shares that trade in the “ex-distribution” market will trade without an entitlement to shares of PayPal common stock distributed pursuant to the distribution. Shares of eBay in the “ex-distribution” market will trade under the symbol EBAY.wi.

PayPal anticipates that “when-issued” trading will begin on or about July 6, 2015, and will continue up to and through the distribution date. Shares of PayPal in the “when-issued” market will trade under the symbol PYPL.wi. “Regular-way” trading in PayPal’s common stock is expected to begin on July 20, 2015, the first trading day following the completion of the separation (although this date may change if certain conditions are not satisfied by that date, as described in PayPal’s preliminary information statement filed with the Form 10).

eBay stockholders who hold common stock on the record date and decide to sell any of their common stock before the distribution date should consult with their stockbroker, bank or other nominee to understand whether the shares of eBay common stock will be sold with or without the entitlement to PayPal common stock pursuant to the distribution.

No action is required by eBay’s stockholders in order to receive shares of PayPal common stock in the distribution. eBay expects to mail the information statement to all stockholders entitled to receive the distribution of shares of PayPal common stock. The information statement is an exhibit to PayPal’s Registration Statement on Form 10 that describes PayPal, including the risks of owning PayPal common stock, and other details regarding the separation. The distribution of PayPal common stock is subject to the conditions described in the information statement, including, but not limited to, obtaining all necessary regulatory approvals, including that of the European Central Bank.

Goldman, Sachs & Co. and Allen & Company LLC are serving as financial advisors and Wachtell, Lipton, Rosen and Katz is serving as legal counsel in connection with the separation and distribution.

Forward-Looking Statements

This press release contains forward-looking statements relating to, among other things, the planned separation of eBay and PayPal and distribution of the common stock of PayPal Holdings, Inc. (“PayPal”) to the eBay stockholders and the future performance of eBay, PayPal and their respective subsidiaries that are based on the company’s current expectations, forecasts and assumptions and involve risks and uncertainties. These statements include, but are not limited to, the completion and timing of any such separation and distribution, including the satisfaction of the conditions to the distribution, the receipt of all required regulatory approvals, including, but not limited to, obtaining all necessary regulatory approvals, including that of the European Central Bank, the future performance of eBay and PayPal on a standalone business if the separation is completed, and the future growth of mobile payments and mobile commerce. Actual results could differ materially from those predicted or implied and reported results should not be considered as an indication of future performance. There is no assurance as to the timing of the separation and distribution or whether it will be completed. Other factors that could cause or contribute to such differences include, but are not limited to: whether the operational, marketing and strategic benefits of the separation can be achieved; whether the costs and expenses of the separation can be controlled within expectations; changes in political, business and economic conditions, any European, Asian or general economic downturn or crisis and any conditions that affect ecommerce growth; fluctuations in foreign currency exchange rates; the company’s need to successfully react to the increasing importance of mobile payments and mobile commerce and the increasing social aspect of commerce; the company’s ability to deal with the increasingly competitive ecommerce environment, including competition for its sellers from other trading sites and other means of selling, and competition for its buyers from other merchants, online and offline; changes to the company’s capital allocation or management of operating cash; the company’s need to manage an increasingly large enterprise with a broad range of businesses of varying degrees of maturity and in many different geographies; the effect of management changes and business initiatives; the company’s need and ability to manage other regulatory, tax and litigation risks as its services are offered in more jurisdictions and applicable laws become more restrictive; any changes the company may make to its product offerings; the competitive, regulatory, payment card association-related and other risks specific to PayPal and PayPal Credit, especially as PayPal continues to expand geographically and introduce new products and as new laws and regulations related to financial services companies come into effect; the company’s ability to timely upgrade and develop its technology systems, infrastructure and customer service capabilities at reasonable cost; the company’s ability to maintain site stability and performance on all of its sites while adding new products and features in a timely fashion; and the company’s ability to profitably integrate, manage and grow businesses that have been acquired or may be acquired in the future. The forward-looking statements in this release do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof.

More information about factors that could affect our operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in eBay Inc.’s most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q and the information statement attached as Exhibit 99.1 to PayPal’s registration statement on Form 10 and amendments thereto, copies of which may be obtained by visiting the eBay Inc. Investor Relations website at http://investor.ebayinc.com or the SEC’s website at www.sec.gov. All information in this communication is as of the date hereof. Undue reliance should not be placed on the forward-looking statements in this communication, which are based on information available to the company and PayPal on the date hereof. The company and PayPal assume no obligation to update such statements, except as required by law.

About eBay Inc.

eBay Inc. (NASDAQ: EBAY) is a global commerce and payments leader, providing a robust platform where merchants of all sizes can compete and win. Founded in 1995 in San Jose, Calif., eBay Inc. connects millions of buyers and sellers and enabled $255 billion of commerce volume in 2014. We do so through eBay, one of the world’s largest online marketplaces, which allows users to buy and sell in nearly every country on earth; through PayPal, which enables individuals and businesses to securely, easily and quickly send and receive digital payments; and through eBay Enterprise, which enables omnichannel commerce, multichannel retailing and digital marketing for global enterprises in the U.S. and internationally. We also reach millions through specialized marketplaces such as StubHub, the world’s largest ticket marketplace, and eBay classifieds sites, which together have a presence in more than 1,000 cities around the world. For more information about the company and its global portfolio of online brands, visit www.ebayinc.com.

Contact:

Abby Smith, eBay

abismith@ebay.com

408-839-6028

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